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                                                                    EXHIBIT 99.1

Agreement to Furnish Exhibits and Schedules

The Registrant agrees to furnish to the Commission upon request copies of all exhibits and schedules to the Agreement and Plan of Merger dated as of February 13, 1997 by and among Oppenheimer Group, Inc., Oppenheimer Financial Corp., PIMCO Advisors L.P. and Thomson Advisory Group Inc.


                                                PIMCO Advisors L.P.

                                                By: /s/ ROBERT FITZGERALD
                                                    ---------------------------
                                                        Robert Fitzgerald
                                                        Chief Financial Officer